Exhibit 13.2

CERTIFICATION PURSUANT TO
SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of OJSC Long-Distance and International Telecommunications Rostelecom (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)         the accompanying Annual Report on Form 20-F of the Company for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2008

/s/ Roman A. Frolov
Roman A. Frolov
Chief Accountant (CFO)